                                                                    EXHIBIT 10.2


                                   AMENDMENT
                                       TO
                            MEMBER CONTROL AGREEMENT
                                       OF
                    PACIFIC COAST GAMING -- SANTA ROSA, LLC

         This AMENDMENT is entered into by and between Lakes Cloverdale, LLC, a Minnesota limited liability company, and MRD Gaming, LLC, a California limited liability company (collectively, the "Members"), as of February 28, 2003.

                                    RECITALS

         A. The Members entered into a Member Control Agreement (the "Agreement") with respect to Pacific Coast Gaming -- Santa Rosa, LLC, a Minnesota limited liability company (the "Company") on October 12, 2000.

         B. The Members are the sole members of the Company and have adopted this Amendment by a written action dated February 28, 2003.

         C. The Company has guaranteed certain debts of Pacific Coast Gaming -- Corning, LLC, a Minnesota limited liability company ("Corning"), Corning has defaulted in the repayment of such debts, and the Lakes Corning, LLC, a Minnesota limited liability company, has made a demand upon the Company for the repayment of such debts.

         D. The Members now desire to amend the Agreement to clarify its terms with respect to the repayment of such debts by the Company.

                                    AGREEMENT

                  For good and valuable consideration, the receipt of which is hereby acknowledged, the Members agree as follows:

                  1. CAPITALIZED TERMS. Any capitalized terms used and not defined herein shall have the meaning set forth in the Agreement.

                  2. INTERNAL NET CASH FLOWS. Section 3.37 of the Agreement shall be replaced in its entirety with the following:

                           "'Internal Net Cash Flows'" with respect to the Company shall mean the net sum of the following, as reasonably determined in good faith by the Board: (a) External Net Cash Flows, less (b) Overhead Fees paid as described in Section 8.1, less (c) Project Manager Costs paid as described in Section 11 of the Participation

                           Agreement, less (d) payments of amortized amounts due Lakes Cloverdale on the Cloverdale Project Development Loan and the Cloverdale Project Companies Loan, and amortized amounts due Lakes Corning, LLC under the Company's Continuing Corporate Guaranty dated October 12, 2000, as amended on February 28, 2003, and less (e) repayments made by the Company on any advances it received from the Corning Joint Venture in the form of payments to Lakes Cloverdale of amortized amounts due from the Company to Lakes Cloverdale under the Cloverdale Project Companies Loan or the Cloverdale Project Development Loan. 'Internal Net Cash Flows' shall not be reduced by depreciation, amortization, cost recovery deductions, or similar non-cash expense allowances."

                  3. NO WAIVER. Neither Lakes Cloverdale, LLC nor MRD Gaming, LLC waive any past, continuing or future default of the other under the Agreement.

                  4. RATIFICATION. Except as expressly amended in this Amendment, the Agreement is hereby affirmed and ratified in all respects.

                  5. COUNTERPART SIGNATURES. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one document. Faxed signatures shall be deemed originals.

                  IN WITNESS WHEREOF, the Members have set their hands hereto as of the date set forth above.


                                          LAKES CLOVERDALE, LLC


                                          By: /s/ Timothy J. Cope
                                              ----------------------------------
                                           Its:
                                               ---------------------------------

                                          MRD GAMING, LLC


                                          By: /s/ Matthew R. Daly
                                              ----------------------------------
                                           Its: Manager
                                                --------------------------------